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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 18, 2002

                          COMMISSION FILE NUMBER 1-9838

                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


          KENTUCKY                                              61-0985936
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

            99.1 NS Group, Inc press release dated June 18, 2002, announcing its estimate of earnings for the second quarter of 2002.

Item 9. REGULATION FD DISCLOSURE

            On June 18, 2002, NS Group, Inc. issued a press release announcing its estimate of earnings for the third quarter of 2002. The press release is attached hereto as Exhibit 99.1.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NS GROUP, INC.

Date:   June 18, 2002               By:  /s/ Thomas J. Depenbrock
                                    -----------------------------
                                    Thomas J. Depenbrock
                                    Vice President, Treasurer and
                                    Chief Financial Officer

                                  EXHIBIT INDEX



No.                        Exhibit
---                        -------

99.1                       NS Group, Inc. press release dated June 18, 2002